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                                                                   Exhibit 10(d)

                              SECOND AMENDMENT TO
                      MITCHELL ENERGY & DEVELOPMENT CORP.
                              1991 BONUS UNIT PLAN


         This Second Amendment to the Mitchell Energy & Development Corp. 1991 Bonus Unit Plan (the "Plan"), authorized by the Compensation Committee of the Board of Directors of the Company, is effective as of February 9, 1993.


         Article XIV.  "Special Grant" is added as follows:

                              XIV.  Special Grant

         An aggregate of 8800 "Special" A bonus Units and 11,800 "Special" B Bonus Units may be granted by the Company under the Plan on February 9, 1993. Notwithstanding any other provision of the Plan, the "value" of each such special Bonus Unit on the Designation Date shall be $8.75, and each Special Bonus Unit, if so granted, shall be 100% Vested as of February 9, 1993. Also notwithstanding any other provision of the Plan, any Special Bonus Unit must be redeemed on or before February 9, 1994, and any Special Bonus Unit which is not redeemed before such date shall be automatically redeemed on February 9, 1994. any Special Bonus Unit shall be redeemed pursuant to the provisions of Section VI.(b).(c) and (d) of the Plan.



                                        MITCHELL ENERGY & DEVELOPMENT CORP.



                                        By:     /s/ Bernard F. Clark
                                            ----------------------------------
                                                 Bernard F. Clark
                                                 Vice Chairman
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                               THIRD AMENDMENT TO
                      MITCHELL ENERGY & DEVELOPMENT CORP.
                              1991 BONUS UNIT PLAN


         This Third Amendment to the Mitchell Energy & Development Corp. 1991 Bonus Unit Plan (the "Plan"), authorized by the Compensation Committee of the Board of Directors of the Company, is effective as of January 18, 1996.

         Article XIV. "Special Grant" is amended to add the following language to the end of such section:

         An aggregate of 7,050 "Special" B Bonus Units may be granted by the Company under the Plan on January 18, 1996. Notwithstanding any other provision of the Plan, the "value" of each such Special Bonus Unit on the Designation Date shall be $8.75, and each Special Bonus Unit, if so granted, shall be 100% Vested as of January 18, 1996. Also, notwithstanding any other provision of the Plan, any Special Bonus Unit must be redeemed on or before January 18, 1997, and any Special Bonus Unit which is not redeemed before such date shall be automatically redeemed on January 18, 1997. Any Special Bonus Unit shall be redeemed pursuant to the provisions of Section VI.(b) (c) and
         (d) of the Plan.



                                        MITCHELL ENERGY & DEVELOPMENT CORP.



                                        By:    /s/ BERNARD F. CLARK
                                               -------------------------------
                                               Bernard F. Clark
                                               Vice Chairman